                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2001


                    BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
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             (Exact name of registrant as specified in its charter)



         Minnesota                   33-55853                Applied for
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(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and U S Bank Trust (N.A.) (the "Trustee"), on December 17, 2001, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.      Description
               -----------      -----------

                  99.1          Monthly Report delivered to
                                Certificateholders on
                                December 17, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2001


                                    BEAR STEARNS HOME LOAN OWNER TRUST 2001-A

                                    By  CONSECO FINANCE CORP.
                                        as Servicer with respect to the Trust


                                    By: /s/ Keith Anderson
                                        -------------------------------
                                        Keith Anderson
                                        Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

Exhibit
Number                                                                  Page
-------                                                                 ----

 99.1   Monthly Report delivered to Certificateholders                    5
        on December 17, 2001.